Exhibit 32.1

Certification of the President

Pursuant To 18 U.S.C. Section 1350

As Adopted Pursuant To  Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Melo Biotechnology Holdings, Inc. (the “Company”) on Form 10-KSB for the period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fung Ming, President of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

/s/ Fung Ming
Fung Ming, President

February 13, 2008